                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



                     Date of Report - September 15, 1997
             (Date of earliest event reported)- (August 31, 1997)




                         FULTON FINANCIAL CORPORATION
             -----------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


        Pennsylvania                   0-10587                  23-2195389
----------------------------         ------------         ----------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)         Identification Number)




      One Penn Square, P.O.Box 4887, Lancaster, PA            17604
      --------------------------------------------            -----
         Address of principal executive offices)           (Zip Code)




        Registrant's telephone number, including area code (717) 291-2411
                                                           --------------
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Item 5.  Other Events.

        On August 31, 1997, Fulton Financial Corporation ("FFC") acquired The
Peoples Bank of Elkton ("PBE"), a Maryland bank headquartered in Elkton,
Maryland. The acquisition was accomplished by merging PBE with and into PBE
Interim Bank ("Interim"), a Maryland bank organized by FFC to accomplish the merger (the "Merger"). Interim survived the merger and will operate as a wholly-owned subsidiary of FFC under the name "The Peoples Bank of Elkton" ("the
Surviving Bank"). The Surviving Bank has two offices and total consolidated assets of approximately $92 million. PBE New is FFC's eleventh subsidiary bank and the fifth subsidiary bank located outside of Pennsylvania. The Merger increases FFC's assets to approximately $4.3 billion and more than 120 banking offices in Pennsylvania, Maryland, Delaware and New Jersey.

        The Merger was consummated pursuant to the previously-announced
Affiliation and Merger Agreement dated as of March 18, 1997, as amended as of May 20, 1997 (the "Merger Agreement), between FFC, PBE and Interim. The execution of the Merger Agreement was reported in a Current Report on Form 8-K filed on March 31, 1997. In accordance with the terms of the Merger Agreement, each of the 230,596 issued and outstanding shares of the $10.00 par value common stock of PBE has been converted into 4.158 shares of the $2.50 par value common stock of FFC ("FFC Common Stock"). Former stockholders of PBE will receive cash in lieu of fractional shares of FFC Common Stock at the rate of $27.75 per share.

        Pursuant to General Instruction F to Form 8-K, the Press Release dated
September 2, 1997 announcing the consummation of the Merger attached to this Current Report as Exhibit 1 is hereby incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits.

        (a)     Financial Statements of Business Acquired.

        The acquisition of Peoples Bank of Elkton by FFC does not involve a significant amount of assets, as said term is defined in Item 2 of Form 8-K. FFC is therefore not required to file the financial statements called for by Item
7(a) and has elected not to file such financial statements.

        (b)     Pro Forma Financial Information.

        For the reasons set forth above, FFC has elected not to file pro forma financial information relating to the acquisition of PBE by FFC.

        (c)     Exhibits.

        Pursuant to Item 7(c) of Form 8-K, FFC hereby files the following required exhibits in accordance with Item 601 of Regulation S-K:

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
        Number       Title
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
          99         Press Release dated September 2, 1997.
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                                   SIGNATURES
                                   ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.


                                       FULTON FINANCIAL CORPORATION


                                       By: /s/ Rufus A. Fulton, Jr.
                                          ----------------------------------
                                          Rufus A. Fulton, Jr.,
                                          President & Chief Executive Officer

Date:  September 15, 1997

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                                  EXHIBIT INDEX


                                Required Exhibits
                                -----------------

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

                                                  Page (in accordance with
Number          Title                             sequential numbering system)
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
  99            Press Release dated September 2,
                1997.

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